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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2002

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                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     1-16455                 76-0655566
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


              1111 Louisiana
              Houston, Texas                            77002
 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5. OTHER EVENTS.

     On September 13, 2002, Standard & Poor's Rating Service, a division of the McGraw-Hill Companies (S&P), lowered its rating on Reliant Resources, Inc.'s senior unsecured debt from BBB - (credit watch with negative implications) to BB+ (credit watch with negative implications). In addition, S&P lowered the credit ratings of several Reliant Resources subsidiaries, Orion Power Holdings, Inc. and Reliant Energy Mid-Atlantic Power Holdings, LLC, to below investment grade. The ratings on Reliant Resources' subsidiary, Reliant Energy Power Generation Benelux B.V., were affirmed and remain on credit watch.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed herewith:

     None.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RELIANT RESOURCES, INC.



Date:  September 13, 2002          By: /s/ Thomas C. Livengood
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                                       Thomas C. Livengood
                                       Vice President and Controller